UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

NuGenerex Immuno-Oncology, Inc.

(Exact of registrant as specified in its charter)

DELAWARE	000-56153	04-3208418
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	None	None

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Item 8.01.	Other Events.

On June 23, 2020, NuGenerex Immuno-Oncology, Inc. (“NGIO”) entered into a term sheet (“Term Sheet”) with an institutional accredited investor (the “Investor”) pursuant to which the Investor committed to purchase up to $50,000,000 (the “Maximum Amount”) of NGIO’s common stock (the “Financing”), subject to mutual agreement of final documentation between NGIO and Investor (“Purchase Agreement”). NGIO anticipates closing the final documentation within the next 7 to 10 business days. If a Purchase Agreement is signed, then upon filing and effectiveness of NGIO’s Registration Statement on Form S-1 and provided other closing conditions are met, from time to time over the term of the Purchase Agreement, NGIO shall have the right, but not the obligation, to direct the Investor to purchase shares of NGIO’s common stock without a discount (the “Put Shares”). In addition to filing a Form S-1 for this Financing transaction with Investor, NGIO intends to submit an application to NASDAQ for listing and file an “IPO” Registration Statement on Form S-1 to get NGIO’s going concern off, which this Financing will support such NASDAQ listing. A copy of the Term Sheet is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the NGIO expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by NGIO with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. NGIO undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. NGIO cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when NGIO will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. NGIO claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Term Sheet effective June 23, 2020 between NGIO and Investor.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2020

NuGenerex Immuno-Oncology, Inc.

/s/Joseph Moscato

By: Joseph Moscato, CEO

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